SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2012

SELECTICA, INC.
(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-29637 (Commission File No.)	77-0432030 (IRS Employee Identification No.)

2121 South El Camino Real
San Mateo, California 94403
(Address of Principal Executive Offices)

(408) 570-9700
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of the stockholders of the Company (the “Annual Meeting”) was held on January 24, 2012.  The following matters were voted on at the Annual Meeting.  Each matter is more fully described in the Company’s Definitive Proxy Statement for the 2011 Annual Meeting, as filed with the SEC on December 9, 2011.

1.  Election of Directors. The five nominees named in the Company’s Proxy Statement were elected as Directors, to serve until the 2012 Annual Meeting of Stockholders, with the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON VOTE
Lloyd Sems	1,347,180	151,188	781	988,457
Alan Howe	1,388,677	109,642	830	988,457
Michael Casey	1,390,460	107,859	830	988,457
J Michael Gullard	1,320,319	178,049	781	988,457
Michael Brodsky	1,347,229	151,139	781	988,457

2.  The proposal to ratify the appointment of Armanino McKenna LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012. The proposal passed with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2,478,352	8,774	480	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2012
SELECTICA, INC.

By:	/s/ Todd Spartz
Name:	Todd Spartz
Title:	Chief Financial Officer